UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: October 29, 2004

AGREE REALTY CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND
(State of other jurisdiction of	(Commission File Number)
incorporation or organization)	1-12928

31850 Northwestern Highway Farmington Hills, MI 48334 (Address of principal executive offices)	38-3148187 (I.R.S. Employer identification No.)

(Registrant’s telephone number, including area code) (248) 737-4190

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     The information under this caption is furnished by Agree Realty Corporation (the “Company”) in accordance with Securities Exchange Commission Release No. 33-8216. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On October 28, 2004, the Company issued a press release describing its results of operations for the third quarter ended September 30. 2004. A copy of the press release is attached as Exhibit 99.1 to this report. In the earnings release, the Company used the non-GAAP financial measure of Funds from Operations (“FFO”). A reconciliation of FFO to the comparable GAAP financial measure (Net Income) is contained in the attached earnings release. Disclosure regarding the definition of FFO used by the Company and why the Company’s management believes the presentation of FFO provides useful information to investors is included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2003.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 99.1 –  Press Release issued by Agree Realty Corporation, dated October 28, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned, thereunto duly authorized.

AGREE REALTY CORPORATION
/s/ Kenneth R. Howe
Vice President, Finance, Chief
DATED: October 29, 2004	Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Agree Realty Corporation dated October 28, 2004